UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 25, 2006
                                                --------------------------------

                Morgan Stanley ABS Capital I Inc. Trust 2006-HE3
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                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
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            (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)

           Delaware                    333-130694-07                  13-3939229
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(State or other jurisdiction            (Commission                (IRS Employer
of incorporation of depositor)          File Number           Identification No.
                                     of issuing entity)            of depositor)


1585 Broadway, New York, New York                           10036
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(Address of principal executive offices                  (Zip Code of depositor)
      of depositor

Registrant's telephone number, including area code (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Item 8.01 of the Depositor's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on June 9, 2006, is hereby amended and restated in its entirety, because the Pooling and Servicing Agreement attached as an exhibit to such Current Report was not the correct version of such agreement.

      On May 25, 2006, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Wells Fargo Bank, National Association, as a servicer and custodian, HomEq Servicing Corporation, as a servicer, NC Capital Corporation, as a responsible party, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $2,025,219,000, were sold to Morgan Stanley & Co. Incorporated (the "Underwriter") pursuant to an Underwriting Agreement, dated as of May 22, 2006, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold to Morgan Stanley Mortgage Company Inc. on May 25, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the sale of the mortgage loans from Morgan Stanley Mortgage Company Inc. to the Company.

      The Class R Certificates were sold to MS&Co. on May 25, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Class R Certificates were applied to the purchase of the mortgage loans from Morgan Stanley Mortgage Company Inc.

       Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of May 22, 2006, among Morgan Stanley ABS Capital I Inc., as Depositor and Morgan Stanley & Co. Incorporated.

Exhibit 4 Pooling and Servicing Agreement, dated as of May 1, 2006, by and among the Depositor, as depositor, Wells Fargo Bank, National Association, as a servicer and custodian, HomEq Servicing Corporation, as a servicer, NC Capital Corporation, as a responsible party, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of January 1, 2006, by and between WMC and the Sponsor. (included as Exhibit O to Exhibit 4).

Exhibit 10.2 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2006, by and between Decision One and the Sponsor (included as Exhibit P to
               Exhibit 4).

Exhibit 10.3 The Fourth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of January 1, 2006, by and between NC Capital and the Sponsor (included as Exhibit Q to Exhibit 4).

Exhibit 10.4 ISDA Master Agreement, dated as of May 25, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.5 Schedule to the Master Agreement, dated as of May 25, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.6 Credit Support Annex, dated as of May 25, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.7 Confirmation, dated as of May 25, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.8 Guarantee, dated as of May 25, 2006, by Morgan Stanley (included as part of Exhibit W to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 15, 2006                    MORGAN STANLEY ABS CAPITAL I INC.


                                          By:    /s/ Steven Shapiro
                                              ---------------------------------
                                              Name:  Steven Shapiro
                                              Title: Executive Director

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of                                                    Paper (P) or
Regulation S-K                                                     Electronic
Exhibit No.                Description                                 (E)
-----------                -----------                                 ---

1                          Underwriting Agreement, dated as of         (E)
                           May 22, 2006, by and among Morgan
                           Stanley ABS Capital I Inc., as
                           Depositor and Morgan Stanley & Co.
                           Incorporated (See Tab #6).

4                          Pooling and Servicing Agreement,            (E)
                           dated as of [March 1, 2006], by and
                           among the Depositor, as depositor,
                           Wells Fargo Bank, National
                           Association, as a servicer and
                           custodian, HomEq Servicing
                           Corporation, as a servicer, NC
                           Capital Corporation, as a responsible
                           party, WMC Mortgage Corp., as
                           responsible party, Decision One
                           Mortgage Company, LLC, as a
                           responsible party, LaSalle Bank
                           National Association, as a custodian
                           and Deutsche Bank National Trust
                           Company, as trustee (See Tab #21).

10.1                       The Third Amended and Restated              (E)
                           Mortgage Loan Purchase and Warranties
                           Agreement, dated as of January 1,
                           2006, by and between WMC and the
                           Sponsor (included as Exhibit O to
                           Exhibit 4).

10.2                       The Third Amended and Restated              (E)
                           Mortgage Loan Purchase and Warranties
                           Agreement, dated as of February 1,
                           2006, by and between Decision One and
                           the Sponsor (included as Exhibit P to
                           Exhibit 4).

10.3                       The Fourth Amended and Restated             (E)
                           Mortgage Loan Purchase and Warranties
                           Agreement, dated as of January 1,
                           2006, by and between NC Capital and
                           the Sponsor (included as Exhibit Q to
                           Exhibit 4).

10.4                       ISDA Master Agreement, dated as of          (E)
                           May 25, 2006, by and between Morgan
                           Stanley Mortgage Capital Inc., the
                           swap provider, and Deutsche Bank
                           National Trust Company, the trustee
                           (included as part of Exhibit W to
                           Exhibit 4).

10.5                       Schedule to the Master Agreement,           (E)
                           dated as of May 25, 2006, by and
                           between Morgan Stanley Mortgage
                           Capital Inc., the swap provider, and
                           Deutsche Bank National Trust Company,
                           the trustee (included as part of
                           Exhibit W to Exhibit 4).

10.6                       Credit Support Annex, dated as of           (E)
                           May 25, 2006, by and between Morgan
                           Stanley Mortgage Capital Inc., the
                           swap provider, and Deutsche Bank
                           National Trust Company, the trustee
                           (included as part of Exhibit W to
                           Exhibit 4).

10.7                       Confirmation, dated as of May 25,           (E)
                           2006, by and between Morgan Stanley
                           Mortgage Capital Inc., the swap
                           provider, and Deutsche Bank National
                           Trust Company, the trustee (included
                           as part of Exhibit W to Exhibit 4).

10.8                       Guarantee, dated as of May 25, 2006,        (E)
                           by Morgan Stanley (included as part
                           of Exhibit W to Exhibit 4).